UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 25, 2013

EnergySolutions, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-33830 (Commission File Number)	51-0653027 (I.R.S. Employer Identification No.)

423 West 300 South Suite 200 Salt Lake City, Utah (Address of Principal Executive Offices)	84101 (Zip Code)

(801) 649-2000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2b)

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c)

Item 8.01 Other Events.

Pursuant to the Preliminary Approval of the Stipulation of Compromise and Settlement by the Supreme Court of the State of New York, County of New York (the “Court”), dated March 20, 2013, EnergySolutions, Inc. (the “Company”, “EnergySolutions”, “we”, “us” or “our”) is hereby providing, as Exhibit 99.1 to this report, the Notice of Proposed Settlement of Derivative Action, Hearing Thereon and Right to Appear (the “Notice”). The Notice relates to the proposed settlement of a shareholder derivative action. A Settlement Hearing will be held before the Court on April 15, 2013 to determine whether to confirm the terms of the Stipulation of Compromise and Settlement.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Notice of Proposed Settlement of Derivative Action, Heading Thereon, and Right to Appear

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: March 25, 2013

ENERGYSOLUTIONS, INC.

By:	/s/ Russ Workman
Name:	Russ Workman
Title:	General Counsel

Exhibit Index

Exhibit No.	Description
99.1	Notice of Proposed Settlement of Derivative Action, Heading Thereon, and Right to Appear